DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016



/s/ Maureen A. Buckley
----------------------
Maureen A. Buckley
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)


The undersigned Director, President and Chief Executive Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016



/s/ Mary Jane Fortin
--------------------
Mary Jane Fortin
Director, President and
Chief Executive Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)


The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016


/s/ John R. Hurley
------------------
John R. Hurley
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)


The undersigned Director, Vice President and Chief Financial Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016


/s/ Mario Imbarrato
-------------------
Mario Imbarrato
Director, Vice President
and Chief Financial Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)


The undersigned Director, Senior Vice President and Chief Risk Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016


/s/ Harry R. Miller
-------------------
Harry R. Miller
Director, Senior Vice President
and Chief Risk Officer

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)


The undersigned Director, Senior Group Vice President and Controller of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016


/s/ Samuel H. Pilch
-------------------
Samuel H. Pilch
Director, Senior Group Vice President
and Controller

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)


The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ John R. Raben, Jr.
----------------------
John R. Raben, Jr.
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)


The undersigned Director and Senior Vice President of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016

/s/ John P. Rugel
-----------------
John P. Rugel
Director and Senior Vice President

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)


The undersigned Director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

October 28, 2016


/s/ Phyllis Hill Slater
-----------------------
Phyllis Hill Slater
Director

                           DURABLE POWER OF ATTORNEY

                                WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)


The undersigned Director and Chairman of the Board of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this registration statement of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

November 3, 2016


Matthew E. Winter
-----------------
Matthew E. Winter
Director and Chairman of the Board